Rec ___________
Doc ___________
Int ___________
Total _________




                             MODIFICATION AGREEMENT

                  THIS MODIFICATION AGREEMENT (the "Agreement") is executed the 6th day of January, 2000, by PLASMA-THERM, INC., a Florida corporation (the "Borrower") and BANK OF AMERICA, N.A., a national banking association, d/b/a NationsBank, N.A., successor to NationsBank, N.A. ("Lender"), and is made in reference to the following facts:

                                R E C I T A L S:

                  A. Borrower is the owner of certain real property and all improvements thereon lying in Pinellas County, Florida, as more particularly described in Exhibit "A" attached hereto and by this reference made a part hereof (the "Property").

                  B. On or about February 18, 1999, Borrower executed a promissory note in the original principal amount of $4,500,000.00 (the "Note") in favor of Lender to evidence a construction loan made for the purpose of constructing a 31,459 square foot (MOL) office/manufacturing facility, including leasehold improvements, upon the Property (the "Loan").

                  C. In order to secure the Note, Borrower executed a Mortgage, Assignment of Rents and Security Agreement dated February 18, 1999, and recorded in O.R. Book 10412, Page 1 of the Public Records of Pinellas County, Florida (the "Mortgage"). The Mortgage secures the Note and encumbers the Property.

                  D. Simultaneously with the execution of the Mortgage, Borrower also executed, among other documents, the following loan and security documents:

                     i) UCC-1 Financing Statement recorded in O.R. Book 10412, Page 26 of the Public Records of Pinellas County, Florida, and UCC-1 Financing Statement filed with the Secretary of State of the State of Florida, File No. 96-0000038631 ("UCC-1 Financing Statements");



                                    This instrument prepared by and returned to:
                                                                  MARY JO CARNEY
                                       Powell, Carney, Hayes & Silverstein, P.A.
                                                            Post Office Box 1689
                                                   St. Petersburg, FL 33731-1689

                    ii) Collateral Assignment of General Construction Contract, Subcontracts, Plans and Specifications, and Permits and Collateral Assignment of Professional Agreements and Plans and Specifications, and Permits (the "Assignments");

                   iii) Construction Loan Agreement ("Loan Agreement"); and

                    iv) Environmental Indemnity Agreement ("Indemnity
Agreement").

                  E. On or about April 18, 1997, the Borrower and Lender executed that certain Credit Agreement (the "Credit Agreement"), which Credit Agreement has been amended from time to time, and which Credit Agreement further secures the Loan.

                  F. On or about July 13, 1999, the Loan was modified by letter agreement between the Lender and Borrower (the "Letter Amendment"), when the Borrower decided that it did not wish to proceed immediately with the construction of the research and development facility for which the Loan proceeds were made available.

                  G. For purposes of this Agreement, the Notes, Mortgage, UCC-1 Financing Statements, Assignments, Loan Agreement, Indemnity Agreement, Credit Agreement and Letter Amendment shall be referred to as the "Documents".

                  H. The Borrower has now decided to proceed with the construction of the building and office portion of the contemplated improvements, and the Lender has agreed to advance funds under the Loan, up to $2,400,000.00, for this purpose, subject to the terms and conditions stated herein.

                  NOW THEREFORE, for and in consideration of the premises and for other good and valuable consideration in hand paid by each of the parties hereto to the others, the receipt of which is hereby acknowledged by each of them, the parties do hereby covenant and agree as follows:

                  1. RECITALS. The parties hereto acknowledge and agree that the statements contained in the recitals of fact set forth above (the "Recitals") are true and correct, and the Recitals are by this reference made a part of this Agreement.

                  2. EXTENSION OF MATURITY DATE. The Maturity Date of the Note is hereby extended to September 15, 2000, and the Extension Maturity Date is hereby extended to September 15, 2005.

                  3. MODIFICATION OF MORTGAGE. The definition for "Loan Agreement" set forth in Section 1.1(r) of the Mortgage is hereby deleted in its entirety, and the following definition is inserted in lieu thereof:

                     (r) LOAN AGREEMENT: The construction loan agreement
                  of even date herewith between Mortgagor and Mortgagee and that certain Credit Agreement between Mortgagee and Mortgagor, dated April 18, 1997, as amended on March 25, 1998, and on even date herewith, and as may be further amended or modified from time to time in the future.

                  4. MODIFICATION OF LOAN AGREEMENT. The Loan Agreement is hereby amended to address the Borrower's decision to proceed with the construction of a portion of the Project (as defined in the Loan Agreement). The Lender has agreed to advance funds under the Loan of up to $2,400,000.00 for the construction of the building and the office space located therein. As to the balance of the Loan funds originally approved (in the amount of $2,100,000.00), the Lender will keep its Loan commitment open until February 28, 2000, provided, however, that the Lender shall have no obligation to fund said remaining proceeds under the Loan commitment and the Documents unless further agreed to in writing by the Lender and Borrower. More specifically, the Loan Agreement is hereby amended as follows:

                     (a) EXHIBIT "B" - BASIC INFORMATION. The Loan Agreement is hereby amended to modify certain basic information definitions, as follows:

                      "COMPLETION DATE" means September 15, 2000.

                      "IMPROVEMENTS" means all on-site and off-site improvements to the Land for a 31,459 square foot
                      (MOL) building containing approximately 16,545 square feet (MOL) of office space, and approximately 14,914 square feet (MOL) of vacant space for future expansion for manufacturing purposes, including leasehold improvements, to be constructed on Parcel I of the Land, together with all fixtures and appurtenances now or later to be located on the Land and/or in such improvements.

                      (b) BUDGET. The Budget attached to the Loan Agreement as Exhibit "D" is hereby replaced by the Budget attached hereto as Exhibit "D", and hereafter, whenever in the Loan Agreement, the term "Budget" is used, it shall be deemed to mean the Budget attached hereto as Exhibit "D".

                      (c) CONSTRUCTION OF THE IMPROVEMENTS. Section 2.3 of the Loan Agreement is amended only insofar as the Borrower shall be required to commence construction of the Improvements on or before January 1, 2000.

                      (d)  CONSTRUCTION CONSULTANT AND SUPERVISING ARCHITECT.
Section 2.12 of the Loan Agreement is hereby amended only insofar as the Borrower shall pay the cost of all services to be performed by the Lender's Construction Consultant in connection with the construction of the Improvements, including a review of the Plans and specifications and all proposed changes to them and preparation of a "cost take-off" construction analysis, except that the Lender shall pay for the services to be performed by the Lender's Construction Consultant in approving requests for Loan disbursements, and inspecting the construction work for conformity with the approved Plans and specifications, up to the ninth (9th) inspection, if applicable; and thereafter, the Borrower shall pay the cost of all subsequent inspections of the Property made by the Construction Consultant, if applicable.

                  5. MODIFICATION OF OTHER DOCUMENTS. Subsequent to the closing of the Loan, the name of the Lender changed to Bank of America, N.A. Accordingly, wherever in the Documents, the name of the Lender appears, it shall be deemed to mean Bank of America, N.A., a national banking association, d/b/a NationsBank, N.A., successor to NationsBank, N.A. Wherever in the Documents references are made to the "Credit Agreement", such references shall be deemed to include all amendments and modifications made to same as of the date hereof and in the future. Furthermore, wherever in the Documents the project is described or defined, such description shall be modified to reflect the construction of the 31,459 square foot (MOL) building, containing approximately 16,545 square feet (MOL) of office space and 14,914 square feet (MOL) of vacant space for future expansion for manufacturing purposes, including leasehold improvements in the office space. Otherwise, the Documents are hereby modified so that they remain in full force and effect, conform fully with the terms of this Agreement, and continue to serve as security for the Note remaining unpaid from time to time.

                  6. WARRANTY OF TITLE. Borrower hereby warrants and represents to Lender that there are no mortgages, liens or leases affecting the Property other than the following:

                      (a)  The Mortgage,

                      (b)  This Agreement,

                      (c)  The UCC-1 Financing Statements,

                      (d) Ad valorem taxes for the year 2000, and for all subsequent years, and

                      (e) Easements, restrictions, agreements, covenants, mortgages and matters as shown in the Title Insurance Policy No. FA-M-946453, by First American Title Insurance Company, as endorsed from time to time up to the date of this Agreement.

                  7. STATE DOCUMENTARY STAMP TAXES AND OTHER COSTS. Borrower shall be liable for and shall promptly pay the full amount of any documentary stamps, intangible taxes, interest and penalties, if any, levied by the State of Florida incident to the Loan transaction described in this Agreement.

                  8. CONSENT AND WAIVER. Borrower hereby consents to this Agreement and agrees that the execution of this Agreement shall in no manner or way whatsoever impair or otherwise adversely affect their liability to Lender under the Note, Documents, or this Agreement.

                  9. WAIVER OF DEFENSES. Borrower hereby waives any claim or defense which it may have up to the date of this Agreement with respect to the Note, the Documents and this Agreement, and further agrees not to raise any such claim or defense, if any, in any civil proceeding or otherwise.

                  10. RELEASE. AS A MATERIAL INDUCEMENT FOR LENDER TO EXECUTE THIS AGREEMENT, BORROWER DOES HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS AND ITS AFFILIATES AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROMISES AND DEMANDS WHATSOEVER IN LAW OR IN EQUITY WHICH BORROWER EVER HAD, NOW HAS, OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF BORROWER HEREAFTER CAN, SHALL OR MAY HAVE AGAINST LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS, AND CAUSE OR THING WHATSOEVER THROUGH THE DATE HEREOF. BORROWER FURTHER EXPRESSLY AGREES THAT THE FOREGOING RELEASE AND WAIVER AGREEMENT IS INTENDED TO BE AS BROAD AND INCLUSIVE AS PERMITTED BY THE LAWS OF THE STATE OF FLORIDA. IN ADDITION TO, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AND IN CONSIDERATION OF LENDER'S EXECUTION OF THIS AGREEMENT, BORROWER COVENANTS WITH AND WARRANTS UNTO LENDER, AND ITS AFFILIATES AND ASSIGNS, THAT THERE EXIST NO CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OF OFFSETS AGAINST LENDER OR THE OBLIGATION OF BORROWER TO PAY THE LOAN TO LENDER WHEN AND AS THE SAME BECOMES DUE AND PAYABLE.

                  11. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms the continued validity and enforceability of the terms, conditions and obligations set forth in the Note and Documents, and its continuing or new obligations under such instruments or any other instruments referenced in this Agreement. Borrower further states that all warranties and representations made in the Documents in connection with the Loan are hereby restated and reaffirmed as of the date of this Agreement with regard to the Loan and the Property.

                  12. NO NOVATION. It is the intent of the parties that this Agreement shall not constitute a novation and shall in no way adversely affect the lien priority of the Mortgage and other Documents referred to above. In the event that this Agreement, or any part hereof, shall be construed by a court of competent jurisdiction as operating to affect the lien priority of said Mortgage or other Documents, or any of them, over the claims which would otherwise be subordinate thereto, then to the extent so ruled by such court, and to the extent that third persons acquiring an interest in the Property between the time of execution of the Mortgage, other Documents, and the execution hereof, are prejudiced thereby, this Agreement, or such portion hereof as shall be so construed, shall be at the option of Lender void and of no force and effect and the Note, Mortgage and Documents shall be in full force and effect according to their terms prior to the modifications made in this Agreement. Provided, however, that notwithstanding the foregoing, the parties hereto, as between themselves, shall be bound by all terms and conditions hereof until all indebtedness owing from the Borrower to Lender under the Note, Mortgage and Documents shall have been paid in full.

                  13. LIEN. The Borrower affirms, warrants and represents that the lien of the Mortgage, as modified by this Agreement, is a first lien on the Property, and that the security interest granted by any security instrument is a valid security interest in the collateral described therein with the priority as stated therein. If at any time Lender shall determine that the lien priority of the Documents as stated therein is invalid or in jeopardy, or if at any time Lender is unable to obtain title insurance insuring such liens as valid liens with the priority stated therein on the collateral described therein, then Lender shall have the option of declaring the entire indebtedness of the Note, together with all accrued interest, to be immediately due and payable in full.

                  14. ATTORNEYS' FEES. In the event that Lender must enforce this Agreement, the Note or any of the Documents to collect any indebtedness from the Borrower, or to enforce or interpret any provision of this Agreement or any of the Documents, by law or through attorneys at law, or under advice therefrom, the Borrower agrees to pay all costs of collection, including reasonable attorneys' fees (including charges for paralegals and others working under the direction or supervision of Lender's attorneys) whether or not suit is brought, and whether incurred in connection with collection, trial, appeal, bankruptcy or other creditors' proceedings or otherwise, and, if the attorneys shall include employees of Lender or of any company or bank controlling, controlled by or under common control with Lender, reasonable attorneys' fees shall include the costs allocated by Lender's or such affiliated company's or bank's internal legal department.

                  15. OTHER PROVISIONS AND DEFINITIONS. Unless otherwise set forth in this Agreement, all other terms, conditions and obligations set forth in the Documents shall remain in full force and effect and shall be fully complied with, and the meaning of any of the defined or other terms herein shall have the same meaning as ascribed to said terms in the Documents.

                  16. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  17. FLORIDA CONTRACT. This Agreement shall be deemed a Florida contract and shall be construed according to the laws of the State of Florida, regardless of whether this Agreement is executed by certain of the parties hereto in other states or otherwise.

                  18. BINDING EFFECT. This Agreement shall bind the successors and assigns of the parties hereto; it constitutes the entire understanding of the parties, and it may not be modified except in writing.

                  19. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.


Signed, sealed and delivered in        PLASMA-THERM, INC., a Florida corporation
the presence of:

 /s/ KATHERINE BARTZOFF
 ----------------------
 Signature of Witness                  By: /s/ STACY L. WAGNER
                                           -------------------
 /s/ KATHERINE BARTZOFF                    Stacy L. Wagner, Vice President and
 ---------------------                     Chief Financial Officer
 Legibly Print Name of Witness

                                                    (CORPORATE SEAL)
 /s/ CAROL A. MLOTKOWSKI
 -----------------------
 Signature of Witness

 /s/ CAROL A. MLOTKOWSKI
 -----------------------
 Legibly Print Name of Witness


STATE OF FLORIDA           )
COUNTY OF PINELLAS         )

         The foregoing instrument was acknowledged before me this 6th day of January, 2000, by STACY L. WAGNER, as Vice President and Chief Financial Officer of PLASMA-THERM, INC., a Florida corporation, on behalf of the corporation. She |X| is personally known to me or |_| has produced ____________________________ as identification.


                                            /s/ KATHERINE BARTZOFF
                                            ----------------------

         (SEAL)                             KATHERINE BARTZOFF
                                            ------------------
My Commission Expires:  November 4, 2002    (Print Name of Notary Public)
                                            Notary Public

                                       BANK OF AMERICA, N.A., d/b/a NationsBank,
                                       N.A., successor to NationsBank, N.A., a
                                       national banking association
-------------------------------
Signature of Witness

-------------------------------
Legibly Print Name of Witness
                                       By:    __________________________________
                                       Name:  __________________________________
                                       Title: __________________________________
-------------------------------
Signature of Witness
                                                       (CORPORATE SEAL)

-------------------------------
Legibly Print Name of Witness


STATE OF FLORIDA           )
COUNTY OF _________________)

         The foregoing instrument was acknowledged before me this _______ day of January, 2000, by _________________________, as the __________ President of
BANK OF AMERICA, N.A., d/b/a NationsBank, N.A., successor to NationsBank, N.A., a national banking association, on behalf of the association. He or she |_| is personally known to me or |_| has produced___________________ as identification.


                                                 _____________________________

                                                 _____________________________
       (SEAL)                                    (Print Name of Notary Public)
                                                  Notary Public
My Commission Expires:

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION
         PARCEL I

                  Lot 27, Block C of METROPOINTE COMMERCE PARK PHASE II, according to the plat thereof recorded in Plat Book 103, Pages 25 and 26 of the Public Records of Pinellas County, Florida, less the North 130.00 feet thereof, together with Lot 26, Block C of Metropointe Commerce Park, Phase II, according to a plat thereof as recorded in the Public Records of Pinellas County, Florida recorded in Plat Book 103, Pages 25 and 26.

         PARCEL II

                  Lots 28, 29, 30, 31 and the Northerly 130 feet of Lot 27, all in Block C of METROPOINTE COMMERCE PARK PHASE II, according to the map or plat thereof recorded in Plat Book 103, pages 25 and 26, Public Records of Pinellas County, Florida.

                                   EXHIBIT "D"

                                     BUDGET